INVESTOR PRESENTATION NOVEMBER 2019

This Presentation contains certain forward-looking statements in respect of various matters including upcoming events that involve known and unknown risks and uncertainties that are beyond the control of Management. Those risks and uncertainties include, among other things, risks related to: share prices, liquidity, creditworthiness, currency, insurance, dilution, ability to access capital markets, interest rates, dependence on key personnel and environmental matters. Management believes that the expectations reflected in forward-looking statements are based upon reasonable assumptions and information currently available; however, Management can give no assurance that actual results will be consistent with these forward-looking statements. Factors and assumptions that were applied in drawing conclusions and could cause actual results, performance, or achievements to differ materially from those expressed or implied by forward-look- ing statements, include, but are not limited to, general economic conditions, competition, availability of manufacturing supply or quality, availability and quality of raw materials, the Company’s ability to maintain key employees and other factors identified in the “Risk Factors” section of the Company’s Management’s Discussion and Analysis (MD&A) available at www.xpel.com/relations. FORWARD LOOKING STATEMENTS 2

AUTOMOTIVE PAINT PROTECTION FILMS AUTOMOTIVE WINDOW TINT ARCHITECTURAL WINDOW FILMS THETHE LEADERLEADER ININ PROTECTIVEPROTECTIVE FILMSFILMS 3

HEADQUARTERED IN 2400+ CUSTOMERS SAN ANTONIO, TX OPERATIONS IN 6 COUNTRIES FOUNDED IN 1997 9 COMPANY OWNED NASDAQ: XPEL INSTALL CENTERS 200 FULL TIME EMPLOYEES A BRAND BUILT OVER 20+ YEARS 4

MONTREAL, QUEBEC CANADIAN HEADQUARTERS LETCHWORTH, UNITED KINGDOM UK HEADQUARTERS YILAN, TAIWAN ASIA HEADQUARTERS SAN ANTONIO, TX US/GLOBAL HEADQUARTERS TILBURG, NETHERLANDS EUROPEAN HEADQUARTERS STUTTGART, GERMANY GERMANY HEADQUARTERS GUADALAJARA, MEXICO MEXICO HEADQUARTERS COMPANY OWNED INSTALLATION FACILITIES UNITED STATES - BOISE, ID • LAS VEGAS, NV • AUSTIN, TX • GLOBAL FOOTPRINT DALLAS, TX • HOUSTON, TX • SAN ANTONIO, TX CANADA - CALGARY, ALBERTA • POINTE-CLAIRE, QUEBEC UNITED KINGDOM - LETCHWORTH, UK 5

OPEN PARASOL CANADA ASIA OFFICE ACQUISITION ULTIMATE ULTIMATE PAINT PROTECTION FILM PLUS AUTOMOTIVE WINDOW FILM PAINT PROTECTION FILM 1998-2005 2007 2010 2011 2014 2015 2016 2017 2018 2019 (SYMBOL: XPEL) STANDARD PAINT PROTECTION FILM OPEN OPEN EUROPEAN HQ XTREME UNITED KINGDOM PAINT PROTECTION FILM OFFICE CERAMIC COATING OPEN NETHERLANDS OFFICE OPEN MEXICO OFFICE GERMANY OFFICE HISTORY THAT CONTINUES TO SET THE STANDARDS 6

FILM TECHNOLOGY DISTRIBUTION INFRASTRUCTURE Self-healing, Durable & Stain Resistant Inventory In Several Locations Globally Ease of Installation Meets Just In Time Needs of Customers DAP SOFTWARE CUSTOMER SERVICE Unmatched Quality & Fit, Saves Installation, Software & Installer Time & Money Training Support – One Call Over 80K Patterns and Growing Daily 24/7 Availability By Global Team MARKETING AND LEAD GENERATION Annual Global Enthusiast Event Presence Dealer Locater & Advertising for Lead Generation COMPETITIVE DIFFERENTIATORS 7

KEY INVESTMENT HIGHLIGHTS

- Strong Recognition as Premium Brand
- Significant Domestic and International Market Opportunity
- Robust Growth, Profitability and Strong Balance Sheet
- High Insider Ownership Creates Firm Alignment with Shareholders
- Results Driven Management Team With Proven Track Record


XPEL
PRODUCTS
FILM TECHNOLOGY
DAP SOFTWARE
MARKETING & LEAD GENERATION
DISTRIBUTION INFRASTRUCTURE
CUSTOMER SERVICE

8

ULTIMATE PLUS™

PAINT PROTECTION FILM

Protects: Bumpers, Hood, Headlights/Fog Lights, Fenders, A-Pillars, Roofline, Mirrors, Door Edges, Door Cups, Door Sills, Rocker Panels, Rear Wheel Impact, and Luggage Strip



COVERAGE



BUMPER



HOOD



HEADLIGHTS & FOG LIGHTS



FENDERS



MIRRORS



A-PILLARS & ROOFLINE



DOOR SILL



DOOR EDGES & DOOR CUPS



ROCKER PANELS & REAR WHEEL IMPACT AREA



LUGGAGE STRIP

COMPLETE PROTECTION

9

ULTIMATEPLUS PAINT PROTECTION FILM AUTOMOTIVE WINDOW FILM CERAMIC COATING Invisible, Cut-To-Fit Film for Heat Rejection, Hydrophobic Coating Protection Film Security and Appearance Applied to PPF and Painted Surfaces Protects from Rock Chips, 4 Core Lines of Film, Bug Acids, and Road Debris Something For Everyone Allows for Easy Finished Damage Maintenance and Cleaning High-End Products for Professionally Installed Margin, Differentiation Opportunity for More New-Car Product Revenue Per Car AUTOMOTIVE PRODUCTS 10

COVERAGE - FULL CAR COVERAGE - FULL FRONT COVERAGE - PARTIAL HOOD Covers entire car. Covers entire painted front bumper, hood, fenders, Covers 6” - 12” of leading edge of hood. $4000 - $5000 headlights and backs of the painted mirrors. $100 - 200 $1800 - $2500 PRICE DETERMINATION Complexity Of Installation Film Usage END CUSTOMER PPF ECONOMICS 11

RX SURFACE ARCHITECTURAL WINDOW FILMS PROTECTION FILM PROTECTION Solar Control and Security Anti-Microbial Surface Sell to a Variety of Niche for Commercial and Protection Non-Automotive Uses Residential Applications Screens, Electronics, Electronics, Stainless Steel, Distinct Customer Set, But Consumer Surfaces Solid Surface Countertops Similar Profile to Automotive and More Primarily B2B Sale and Large Addressable Available to Current Constantly Evaluating New Market Customers New Applications to Elevate Support NON-AUTOMOTIVE PRODUCTS 12

CERTIFIED BRAND TRAINING PRESENCE Cloud-Based Application Essential to New Customer Extensive On and Off-line Updated Daily with 80,000 Success and Industry Growth Marketing and Lead Vehicle Applications Generation Corporate Training Facilities Pre-Cut Film Prevents in 5 Countries Sponsorships, Events and Cutting on Car Influencer Campaigns PPF, Automotive Window Reduces Installation Time, Tint, Architectural Window Positions XPEL as the Material Waste Films, Ceramic Coating Premium Brand THE XPEL DIFFERENCE 13

PRODUCT INSTALLATION REVENUE 94% SERVICE REVENUE 6% $ 150 - $ 375 / CAR DIRECT - 65 % INDIRECT - 35 % SERVICE LOCATIONS US UK CANADA INTERNATIONAL DISTRIBUTORS 6 1 2 INDEPENDENT NEW CAR INSTALLERS DEALERSHIP $ 800 - $ 2500 $ 600 - $ 1500 / CAR / CAR END END NEW CAR CONSUMER CONSUMER DEALERSHIP XPEL REVENUE ECOSYSTEM 14

CONTINUE GLOBAL EXPANSION XPEL European Headquarters Established in 2017 XPEL Taiwan Headquarters Established in 2018 XPEL Germany Headquarters Established in 2019 Build Out Sales Team In Under-penetrated Geographies DRIVE GLOBAL BRAND AWARENESS High Visibility At Premium Events Advertising Placement In Media Consumed By Car Enthusiasts EXPAND NON-AUTOMOTIVE PRODUCT PORTFOLIO Find Opportunities That Leverage The Channel and Brand Find Opportunities That Leverage Existing Products & Technology CHANNEL EXPANSION VIA ACQUISITION Acquire Select Installation Facilities in Key Markets Acquire International Partners for Global Reach STRATEGIC INITIATIVES 15

$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
38.8% CAGR
$29.6M
39.9%
$41.5M
24.8%
$51.8M
29.9%
$67.3M
63.4%
$109.9M
$90.4M
Q 3
$35.6 M
21.9%
GROWTH
Q vs Q
Q 2
$30.1 M
4.5%
GROWTH
Q vs Q
Q 1
$24.7 M
(1.6%)
GROWTH
Q vs Q
2014
2015
2016
2017
2018
2019
IFRS
U.S. GAAP

ANNUAL REVENUE
(IN MILLIONS)

16

CONTINENTAL EUROPE 5.9% UK CANADA 3.1% 14.7% UNITED STATES 49.5% CHINA 18.8% ASIA PACIFIC 3.4% LATIN MIDDLE EAST / AMERICA AFRICA 1.7% 2.6% OTHER 0.3% SEPT 2019 YTD SALES MIX BY REGION 17

GROSS MARGIN $
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
GROSS MARGIN %
$9.3M
$12.3M
$14.0M
$16.7M
$33.4M
$8.2M
$10.6M
$12.3M
31.2%
29.7%
27.1%
24.8%
30.4%
33.0%
35.3%
34.5%
2014
2015
2016
2017
2018
Q1 2019
Q2 2019
Q3 2019
IFRS
U.S. GAAP

GROSS MARGIN TREND
(IN MILLIONS)

18

$13.2M $13.0M $13,000 85.0% $12,000 80.0% $11,000 75.0% 70.0% $10,000 65.0% $9,000 60.0% $8,000 55.0% 50.0% $7,000 45.0% $6,000 40.0% 35.0% $5,000 EBITDA $4.4M EBITDA 30.0% $ % $4,000 $3.6M $3.6M $3.3M 25.0% $3,000 20.0% 15.0% $2,000 14.5% 10.0% 11.1% 11.9% $1,000 8.6% 8.5% 5.0% 5.4% 0.0% 2014 2015 2016 2017 2018 Q3 2019 YTD IFRS U.S. GAAP EBITDA PROFILE (IN MILLIONS) 19

$10,000 $9.4M $9,000 $8.7M 50.0% $8,000 45.0% $7,000 40.0% $6,000 35.0% NET $5,000 30.0% NET INCOME INCOME $ % $4,000 25.0% $3.1M 20.0% $3,000 $2.2M 15.0% $2,000 $1.5M 10.0% 10.4% 10.4% $1.0M $1,000 7.9% 5.0% 3.6% 4.2% 1.5% 0.0% 2014 2015 2016 2017 2018 Q3 2019 YTD IFRS U.S. GAAP NET INCOME (IN MILLIONS) 20

2017 2018 Q 3 2019 CURRENT RATIO 1.45 2.48 2.59 NET WORKING CAPITAL $6.3M $12.5M $20.3M ACCOUNTS RECEIVABLE $5.4M $5.6M $7.3M TOTAL INVENTORY $10.5M $10.8M $16.4M TOTAL ASSETS $27.8M $30.5M $47.4M TOTAL DEBT $4.0M $1.8M $1.0M (EXCLUDES LEASE OBLIGATIONS) DEBT TO EQUITY RATIO 31.6% 8.8% 3.3% (EXCLUDES LEASE OBLIGATIONS) CASH FLOW FROM OPS (YTD) $3.0M $6.8M $5.6M STRONG FINANCIAL POSITION (U.S. GAAP - IN MILLIONS) 21

Rock Chips Are Top Consumer Complaint Paint Protection Film Low Penetration to New Cars Sold Fragmented Market Provides Opportunity Ripe for Consolidation Dealerships Need Tangible, Profitable Products Window Film First Example of Leveraging Channel Opportunity Equivalent Opportunities Domestically & Internationally MACRO GROWTH OPPORTUNITIES 22

APPENDIX

THREE MONTHS THREE MONTHS THREE MONTHS NINE MONTHS YEAR ENDED ENDED ENDED ENDED ENDED DEC 31, 2018 MARCH 31, 2019 JUNE 30, 2019 SEPT 30, 2019 SEPT 30, 2019 NET INCOME $8,721,232 $1,860,003 $3,007,310 $4,509,285 $9,376,598 INTEREST $168,389 $28,706 $29,074 $23,851 $81,631 TAXES $2,760,073 $565,888 $938,405 $999,072 $2,503,365 DEPRECIATION $735,983 $200,818 $220,270 $234,297 $655,385 AMORTIZATION $642,801 $184,548 $186,824 $199,582 $570,954 EBITDA $13,028,478 $2,839,963 $4,381,883 $5,966,087 $13,187,933 NON - GAAP MEASURES EBITDA RECONCILIATION (U.S. GAAP - IN MILLIONS)

San Antonio, TX USA +1 210-678-3700 XPEL.COM COMPLETE PROTECTION, UNSEEN.